Filed pursuant to Rule 497(k)

File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Global Equity Fund (the “Fund”)

SUPPLEMENT DATED 30 JUNE 2023

to the FUND’S SUMMARY PROSPECTUS

current as of the date hereof

Effective 1 July 2023, the section entitled “Fees and Expenses of the Fund” on page 1 of the Fund’s summary prospectus are replaced in its entirety with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor	Advisor	Institutional
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.38	0.71	0.14
Total Annual Fund Operating Expenses	1.28	1.61	1.04
Fee Waiver and Expense Reimbursement[1]	0.00	0.36	0.00
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.28	1.25	1.04

1 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.35% of the average daily net assets of Investor Shares, 1.25% of the average daily net assets of Advisor Shares and 1.20% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2025.

Please Retain This Supplement for Future Reference